Exhibit 99.1

REDWIRE CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.1 shall have the meanings ascribed to them in Redwire Corporation’s Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2025.

Introduction
On January 20, 2025, the Company entered into an agreement and plan of merger (as amended on February 3, 2025, and June 9, 2025, the “Merger Agreement”) with Edge Ultimate Holdings, LP, a Delaware limited partnership (“Ultimate Holdings”) to acquire 100% of the equity interests in Edge Autonomy Intermediate Holdings, LLC (together with its subsidiaries, “Edge Autonomy”), a leading provider of field-proven uncrewed airborne system (“UAS”) technology (the “Edge Acquisition”).

On June 13, 2025 (the “Acquisition Date”), following the satisfaction of all regulatory approvals, including a stockholder vote, the acquisition was completed. Under the terms of the Merger Agreement, a subsidiary of the Company merged with and into Edge Autonomy Intermediate Holdings, LLC, the parent company of Edge Autonomy, with Edge Autonomy Intermediate Holdings, LLC as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). On the same day, the merger consideration was transferred, including $160 million in cash (“Cash Consideration”) and the issuance of 49.8 million shares of the Company’s common stock (“Equity Consideration”). Common stock was held back from the Equity Consideration to fund post-closing purchase price adjustments, if any, in the amount of $5.0 million, valued at a price per share of $15.07. The Company funded the Cash Consideration using cash on hand and proceeds from its indebtedness resulting from the issuance of $90 million new term loan debt and $100 million seller note financing.

Redwire’s condensed consolidated statement of operations for the nine months ended September 30, 2025 includes the consolidated results of Edge Autonomy from June 13, 2025.

The unaudited pro forma condensed combined financial information, which is derived from Redwire’s historical consolidated financial statements as included in its Annual Report on Form 10-K, for the year ended December 31, 2024, filed with the SEC on March 11, 2025, and Redwire's historical condensed consolidated financial statements as included in its Quarterly Report on Form 10-Q, for the nine months ended September 30, 2025, filed with the SEC on November 6, 2025, which are incorporated by reference, and Edge Autonomy’s historical consolidated financial statements for the year ended December 31, 2024, as included within Redwire's Current Report on Form 8-K filed with the SEC on April 3, 2025, and Edge Autonomy's historical consolidated financial statements for the pre-acquisition period of January 1, 2025 through June 13, 2025 ("Pre-acquisition Period"), as provided by Edge Autonomy, which are not required to be included in this Current Report on Form 8-K, has been prepared in accordance with Article 8 and Article 11 of Regulation S-X, and is presented as follows:

•The unaudited pro forma condensed combined statement of operations and comprehensive income (loss) for the year ended December 31, 2024, was prepared based on (i) the audited consolidated statement of operations and comprehensive income (loss) of Redwire for the year ended December 31, 2024, and (ii) the audited consolidated statement of operations and comprehensive income (loss) of Edge Autonomy for the year ended December 31, 2024.
•The unaudited pro forma condensed combined statement of operations and comprehensive income (loss) for the nine months ended September 30, 2025, was prepared based on (i) the unaudited condensed consolidated statement of operations and comprehensive income (loss) of Redwire for the nine months ended September 30, 2025, and (ii) the unaudited condensed consolidated statement of operations and comprehensive income (loss) of Edge Autonomy for the Pre-acquisition Period.

An unaudited pro forma balance sheet as of September 30, 2025 has not been presented as the acquisition of Edge Autonomy is reflected in Redwire’s historical balance sheet as of September 30, 2025, included in the filing on Form 10-Q for the nine months ended September 30, 2025, which is incorporated by reference.

The historical financial statements of Redwire and Edge Autonomy have been adjusted in the accompanying unaudited pro forma condensed combined financial information to give pro forma effect to events which are necessary to account for the Merger and debt financing in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The unaudited pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances.

The acquisition was treated as a business combination in accordance with Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”), with Redwire as the accounting acquirer and Edge Autonomy as the accounting acquiree. Per guidance from ASC 805, the total consideration was allocated to Edge Autonomy’s assets acquired and liabilities assumed based upon their estimated fair values at the Acquisition Date. Any differences between the fair value of the consideration transferred and the fair value of the assets acquired, and liabilities assumed were recorded as goodwill. All values remain preliminary including, but not limited to, intangible assets, including the preliminary assumptions used in their estimates of fair values and their respective estimated useful lives, the valuation of certain tangible assets, working capital accounts, income taxes, and residual goodwill. The final determination of the fair values, purchase consideration, related income tax impacts and residual goodwill will be completed as soon as practicable, and within the measurement period of up to one year from the acquisition date as permitted under GAAP.

As a result of the foregoing, the unaudited pro forma condensed combined financial information is based on the preliminary information available and management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed.

The unaudited pro forma condensed combined financial information and related notes are provided for illustrative purposes only and do not proport to represent what the combined company’s actual results of operations or financial position would have been had the Merger been completed on the dates indicated, nor are they necessarily indicative of the combined company’s future results of operations or financial position for any future period. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein.

The following unaudited pro forma condensed combined financial information gives effect to the acquisition and debt financing, which includes the following specific adjustments:

•Certain reclassifications to conform Edge Autonomy’s historical financial statement presentation to Redwire’s presentation;
•Application of the acquisition method of accounting under the provisions of ASC 805 and to reflect estimated consideration of approximately $1,025 million;
•Proceeds and uses of the debt financing entered into in connection with the acquisition.

In accounting for the acquisition, Redwire performed a detailed review of Edge Autonomy’s accounting policies. As a result of that review, Redwire did not identify differences between the accounting policies of Redwire and Edge Autonomy that, when conformed, could have a material impact on the consolidated financial statements of the combined company. At this time, Redwire is not aware of any significant accounting policy differences other than the adjustments described in Note 3 below. The pro forma financial statements do not reflect any cost or growth synergies that the combined company may achieve as a result of the Merger, or the costs to combine the operations of Redwire and Edge Autonomy, or the costs necessary to achieve these cost or growth synergies.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the Year Ended December 31, 2024
(In thousands of U.S. dollars, except share data)

	Redwire (Historical)	Edge Autonomy (Historical Adjusted) (Note 3)	Debt Financing Adjustments	Notes	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenues	$304,101	$194,983	$—		$—		$499,084
Cost of sales	259,646	100,113	—		—		359,759
Gross profit	44,455	94,870	—		—		139,325
Operating expenses:
Selling, general and administrative expenses	71,398	50,501	—		25,489	5(A)	147,688
					300	5(B)
Research and development	6,128	14,952	—		—		21,080
Transaction expenses	9,129	3,132	—		—		12,261
Operating income (loss)	(42,200)	26,285	—		(25,789)		(41,704)
Interest expense, net	13,483	6,296	5,452	4(A)	—		25,825
			594	4(B)
Other (income) expense, net	60,648	(374)	—		—		60,274
Income (loss) before income taxes	(116,331)	20,363	(6,046)		(25,789)		(127,803)
Income tax expense (benefit)	(2,020)	4,590	(1,595)	4(C)	(6,806)	5(C)	(5,831)
Net income (loss)	(114,311)	15,773	(4,451)		(18,983)		(121,972)
Net income (loss) attributable to noncontrolling interests	4	—	—		—		4
Net income (loss) attributable to Redwire Corporation	(114,315)	15,773	(4,451)		(18,983)		(121,976)
Dividends on Convertible Preferred Stock	41,052	—	—		—		41,052
Net income (loss) available to common shareholders	$(155,367)	$15,773	$(4,451)		$(18,983)		$(163,028)

Net income (loss) per share: (Note 6)
Basic and diluted	$(2.35)						$(1.41)
Weighted-average shares outstanding:
Basic and diluted	66,146,155						115,909,674

Comprehensive income (loss)
Net income (loss) attributable to Redwire Corporation	$(114,315)	$15,773	$(4,451)		$(18,983)		$(121,976)
Foreign currency translation gain (loss), net of tax	(1,407)	(4,675)	—		—		(6,082)
Total other comprehensive income (loss), net of tax	(1,407)	(4,675)	—		—		(6,082)
Total comprehensive income (loss)	$(115,722)	$11,098	$(4,451)		$(18,983)		$(128,058)

See accompanying notes to unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the Nine Months Ended September 30, 2025
(In thousands of U.S. dollars, except share data)

	Redwire (Historical)	Edge Autonomy (Historical Adjusted) (Note 3)	Debt Financing Adjustments	Notes	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenues	$226,587	$86,868	$—		$—		$313,455
Cost of sales	219,800	34,008	—		—		253,808
Gross profit	6,787	52,860	—		—		59,647
Operating expenses:
Selling, general and administrative expenses	123,495	28,509	—		15,569	5(A)	167,708
					135	5(B)
Research and development	10,226	9,838	—		—		20,064
Transaction expenses	21,126	33,181	—		—		54,307
Operating income (loss)	(148,060)	(18,668)	—		(15,704)		(182,432)
Interest expense, net	33,631	3,338	1,841	4(A)	—		39,158
			348	4(B)
Other (income) expense, net	(14,688)	41	—		—		(14,647)
Income (loss) before income taxes	(167,003)	(22,047)	(2,189)		(15,704)		(206,943)
Income tax expense (benefit)	(25,924)	996	(578)	4(C)	(4,148)	5(C)	(29,654)
Net income (loss)	(141,079)	(23,043)	(1,611)		(11,556)		(177,289)
Dividends on Convertible Preferred Stock	34,853	—	—		—		34,853
Net income (loss) available to common shareholders	$(175,932)	$(23,043)	$(1,611)		$(11,556)		$(212,142)

Net income (loss) per share: (Note 6)
Basic and diluted	$(1.72)						$(1.60)
Weighted-average shares outstanding:
Basic and diluted	102,482,997						132,377,565

Comprehensive income (loss)
Net income (loss) attributable to Redwire Corporation	$(141,079)	$(23,043)	$(1,611)		$(11,556)		$(177,289)
Foreign currency translation gain (loss), net of tax	9,606	8,532	—		—		18,138
Total other comprehensive income (loss), net of tax	9,606	8,532	—		—		18,138
Total comprehensive income (loss)	$(131,473)	$(14,511)	$(1,611)		$(11,556)		$(159,151)

See accompanying notes to unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION
Note 1 – Basis of Presentation

The unaudited pro forma condensed combined financial information and related notes are prepared in accordance with Article 8 and Article 11 of Regulation S-X.

Both Redwire and Edge Autonomy historical financial statements were prepared in accordance with U.S. GAAP and presented in U.S. dollars.

The unaudited pro forma condensed combined financial information is prepared using the acquisition method of accounting in accordance with ASC 805, with Redwire treated as the accounting acquirer for the Merger. Under ASC 805, assets acquired and liabilities assumed in a business combination are recognized and measured at their merger closing date fair value, while transaction costs associated with a business combination are expensed as incurred. The excess of merger consideration over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

The unaudited pro forma condensed combined statements of operations and comprehensive income (loss) for the year ended December 31, 2024 and for the nine months ended September 30, 2025 are presented as if the Merger had occurred on January 1, 2024.

The unaudited pro forma condensed combined financial information does not reflect any anticipated synergies or dis-synergies, operating efficiencies or cost savings that may result from the Merger and integration costs that may be incurred. The pro forma adjustments represent Redwire’s best estimates and are based upon currently available information and certain assumptions that Redwire believes are reasonable under the circumstances. Redwire is not aware of any material transactions between Redwire and Edge Autonomy during the periods presented. Accordingly, adjustments to eliminate transactions between Redwire and Edge Autonomy have not been reflected in the unaudited pro forma condensed combined financial information.

Note 2 – Significant Accounting Policies

The accounting policies used in the preparation of the unaudited pro forma condensed combined financial information are those set out in Redwire’s audited financial statements as of and for the year ended December 31, 2024. Management is currently not aware of any significant accounting policy differences and, therefore, has not made any adjustments to the pro forma condensed combined financial information related to these potential differences other than the adjustments described in Note 3 below.

Note 3 – Reclassification Adjustments

Certain reclassifications are reflected in the pro forma adjustments to conform Edge Autonomy’s financial statement presentation to Redwire’s in the unaudited pro forma condensed combined statements of operations and comprehensive income (loss). These reclassifications have no effect on previously reported income of Redwire or Edge Autonomy.

The following reclassification adjustments were made to conform Edge Autonomy’s financial statement presentation to Redwire’s:

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the year ended December 31, 2024
(In thousands of U.S. dollars)
Redwire presentation	Edge Autonomy presentation	Edge Autonomy (Historical)	Reclassification Adjustments	Notes	Edge Autonomy Historical Adjusted
Revenues	Revenue	$194,983	$—		$194,983
Cost of sales	Cost of sales	100,113	—		100,113
Gross profit	Gross profit	94,870	—		94,870
Operating expenses:	Operating expenses:
Selling, general and administrative expenses	Selling, general and administrative expenses	47,550	2,951	(E)	50,501
Research and development	Research and development expenses	14,952	—		14,952
Transaction expenses	Transaction expenses	3,132	—		3,132
Operating income (loss)	Income from operations	29,236	(2,951)		26,285
Interest expense, net	Interest expense, net	6,296	—		6,296
Other (income) expense, net	Other expense, net	2,577	(2,951)	(E)	(374)
Income (loss) before income taxes	Income before income taxes	20,363	—		20,363
Income tax expense (benefit)	Provision for income taxes	4,590	—		4,590
Net income (loss)	Net income	15,773	—		15,773
Foreign currency translation gain (loss), net of tax	Net foreign currency translation adjustment	(4,675)	—		(4,675)
Total comprehensive income (loss)	Comprehensive income	$11,098	$—		$11,098

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
For the Period January 1, 2025 through June 13, 2025
(In thousands of U.S. dollars)
Redwire presentation	Edge Autonomy presentation	Edge Autonomy (Historical)	Reclassification Adjustments	Notes	Edge Autonomy Historical Adjusted
Revenues	Revenue	$86,868	$—		$86,868
Cost of sales	Cost of sales	34,008	—		34,008
Gross profit	Gross profit	52,860	—		52,860
Operating expenses:	Operating expenses:
Selling, general and administrative expenses	Selling, general and administrative expenses	26,879	1,630	(E)	28,509
Research and development	Research and development expenses	9,838	—		9,838
Transaction expenses	Transaction expenses	33,181	—		33,181
Operating income (loss)	Income from operations	(17,038)	(1,630)		(18,668)
Interest expense, net	Interest expense, net	3,338	—		3,338
Other (income) expense, net	Other expense, net	1,671	(1,630)	(E)	41
Income (loss) before income taxes	Income before income taxes	(22,047)	—		(22,047)
Income tax expense (benefit)	Provision for income taxes	996	—		996
Net income (loss)	Net income	(23,043)	—		(23,043)
Foreign currency translation gain (loss), net of tax	Net foreign currency translation adjustment	8,532	—		8,532
Total comprehensive income (loss)	Comprehensive income	$(14,511)	$—		$(14,511)

E.
Reclassification of board compensation and management fees paid to AE Industrial Partners presented as "Other (income) expense, net" by Edge Autonomy to "Selling, general and administrative expenses" as reported by Redwire. Upon consummation of the Merger, management fees will no longer be paid to AE Industrial Partners.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION
Note 4 – Debt Financing

A.
In connection with the $90.0 million term loan debt issued by Redwire, represents an increase to interest expense of $5.5 million for the year ended December 31, 2024 and $1.8 million for the period January 1, 2025 through June 13, 2025, which includes the following:

(In thousands of U.S. dollars)	Year Ended December 31, 2024	For the Period January 1, 2025 through June 13, 2025
Interest on borrowings under the Senior Secured loan(1)	$5,452	$1,841
Total pro forma interest expense adjustment	$5,452	$1,841

(1) Represents additional interest expense and amortization of debt issuance costs on the $90 million of borrowings assumed under the term loan. Interest expense is calculated using the effective interest rate method, with the interest rate equal to 13.82%.

A sensitivity analysis on interest expense for the year ended December 31, 2024 and for the period January 1, 2025 through June 13, 2025 has been performed to assess the effect of a change of 12.5 basis points in the weighted-average interest rate. The following table shows this effect of change in interest expense for the debt financing:

(In thousands of U.S. dollars)	Year Ended December 31, 2024	For the Period January 1, 2025 through June 13, 2025
Increase of 0.125%	$111	$49
Decrease of 0.125%	$(105)	$(46)

B.	In connection with Redwire’s modification of its existing Adam’s Street debt, the pro forma income statement effects of the modification are as follows:

(In thousands of U.S. dollars)	Year Ended December 31, 2024	For the Period January 1, 2025 through June 13, 2025
Interest on borrowings under the Adam's Street debt(1)	$594	$348
Total pro forma interest expense adjustment	$594	$348
(1) Represents additional interest expense and amortization of debt issuance costs on the modification of the Adam's Street debt.

C.
Represents the income tax effect of the debt financing adjustments calculated using an estimated tax rate of 26.39% and 26.41% for the year ended December 31, 2024 and the period January 1, 2025 through June 13, 2025, respectively. The effective tax rate of the combined company could be significantly different than what is presented in the pro forma financial information depending on post-Merger activities and the geographical mix of taxable income.

Note 5 – Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations and Comprehensive Income (Loss)

A.
Represents the adjustment to reflect the incremental amortization expense of $25.5 million and $15.6 million based on the preliminary fair value of the identified intangible assets and the related assigned estimated useful life for the year ended December 31, 2024 and the period January 1, 2025 through June 13, 2025, respectively.

B.
Represents the adjustment to reflect the incremental depreciation expense of $0.3 million and $0.1 million based on the preliminary fair value of the property, plant and equipment and the related assigned estimated useful life for the year ended December 31, 2024 and the period January 1, 2025 through June 13, 2025, respectively.

C.
Represents the income tax effect of the debt financing adjustments calculated using an estimated tax rate of 26.39% and 26.41% for the year ended December 31, 2024 and the period January 1, 2025 through June 13, 2025, respectively. The effective tax rate of the combined company could be significantly different than what is presented in the pro forma financial information depending on post-Merger activities and the geographical mix of taxable income.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

Note 6 – Net Income (Loss) Per Share
The following table sets forth the computation of pro forma basic and diluted earnings (loss) per share for the year ended December 31, 2024 and nine months ended September 30, 2025.

(In thousands of U.S. dollars, except share and per share data)	Year Ended December 31, 2024	Nine Months Ended September 30, 2025
Numerator:
Net income (loss) available to common shareholders—basic and diluted	$(163,028)	$(212,142)

Denominator:
Weighted average common shares outstanding—basic and diluted	66,146,155	102,482,997
Pro forma adjustment for newly issued shares related to the Merger	49,763,519	29,894,568
Pro forma basic weighted average common shares—basic and diluted	115,909,674	132,377,565

Pro forma net income (loss) per common share—basic and diluted	$(1.41)	$(1.60)